Note 6 - Other Assets	9 Months Ended
Jul. 31, 2025
Statement Line Items [Line Items]
Disclosure of other assets [text block]
6.	Other assets:

(thousands of Canadian dollars)
	July 31	October 31	July 31
	2025	2024	2024

Accounts receivable	$10,532	$10,718	$5,710
Prepaid expenses and other	15,775	14,399	21,517
Right-of-use assets	2,596	2,734	2,909
Deferred income tax asset	1,626	750	2,251
Derivative instruments (note 12)	-	20	150
Investment (note 6a)	953	953	953

	$31,482	$29,574	$33,490

a)

In February 2021, the Bank acquired an 11% investment in Canada Stablecorp Inc. for cash consideration of $953,000. The Bank has made an irrevocable election to designate this investment at fair value through other comprehensive income at initial recognition and any future changes in the fair value of the investment will be recognized in other comprehensive income (loss). Amounts recorded in other comprehensive income (loss) will not be reclassified to profit and loss at a later date.